UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2015

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, S.C.	29607

(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2015, of 6,230,820 shares outstanding and entitled to vote at our annual meeting, 5,757,762 were present in person or by proxy, representing 92.4% of votes received, and the following matters were voted upon and approved by our shareholders at the 2015 Annual Meeting:

1.	the election of three members to our board of directors;

2.	the non-binding resolution on our executive compensation policies and procedures;

3.	the amendment to the 2010 Southern First Bancshares, Inc. Stock Incentive Plan to increase by 25,000 the number of shares of common stock issuable under the plan pursuant to restricted stock grants; and

4.	the ratification of the appointment of Elliott Davis Decosimo, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors

	Votes	Votes	Broker Non-
Director’s Name	For	Withheld	Votes
Mark A. Cothran	3,737,843	957,941	1,061,978
Rudolph G. Johnstone, III	4,642,924	52,860	1,061,978
R. Arthur Seaver, Jr.	4,644,316	51,468	1,061,978

Executive Compensation Policies and Procedures

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,537,300	156,285	2,199	1,061,978

Amendment to the 2010 Southern First Bancshares, Inc. Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,456,129	201,791	37,864	1,061,978

Ratification of the Appointment of Elliott Davis Decosimo, LLC

Votes For	Votes Against	Votes Abstained
5,722,340	34,984	438

ITEM 7.01 Regulation FD Disclosure

Southern First Bancshares, Inc. is hereby furnishing a slide presentation posted on the company's website in connection with the Annual Shareholders' meeting on May 19, 2015. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Southern First Bancshares under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Southern First Bancshares that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Southern First Bancshares or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Slide presentation posted on the company's website in connection with the Annual Shareholders' meeting held on May 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Michael D. Dowling
Name	Michael D. Dowling
Title:	Chief Financial Officer

Dated: May 20, 2015

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide presentation given by certain executive officers of Southern First Bancshares at the Annual Shareholders' meeting held on May 19, 2015.